Forward-Looking Statements
Forward-Looking Statements
This information and the statements made at this conference presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.
These statements generally may be identified by their use of terms or phrases such as
“expects,” “estimates,” “anticipates,” “projects,” “believes,” “plans,” “intends,”
“may,” “will,” “should,” “could,” “potential,” “continue,” “future” and terms or phrases of similar substance.  Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  Accordingly, actual results may differ from those set forth in the forward-looking statements.  Readers should review and consider the factors that may affect future results and other disclosures by the Company in its reports, Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this conference presentation might not occur.

- *Update technology*
- *Improve safety performance*
- *Institutionalize cost discipline*

2. **Diversify Service Offerings**
   - *Enter intermodal market*
   - *Enter brokerage market*

* Vision for Economic Value-Added
VEVA* Strategic Plan
VEVA* Strategic Plan
Objective #1 Earn Cost of Capital
1. Rebuild Our Foundation • Fewer, more talented people

3. Regionalize Trucking Service • Build density in regional lanes • Improve pricing yield • Attract the right customers • Increase load “Velocity”
Objective #2 EBIT Growth

Operating Margin
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Change in Our Model Overdue
Change in Our Model Overdue
920 bps
1,050 bps
1,090 bps
Shallower Earnings Peaks and Deeper Troughs

8.1
3.4
2.5
2.3
1.5
1.4
0.8
0.7
0.6
2.4
PTSI
CVTI
USAK
MRTN
CGI
WERN
KNX
HTLD
JBHT
Peer Avg

Shareholders Demand Change
Shareholders Demand Change
Truckload Peer Price-to-Book Ratios
As of August 11, 2011

-2%
27%
74%
79%
Operating Ratio
Revenue Growth
EBIT Growth
Return on Capital

Shareholders Reward Results
Shareholders Reward Results
Financial Performance Correlations to Stock Price
Source: Stephens, Inc., USA Truck, Inc. and SEC documents

Inflection Point
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Manufacturing
Retail & Wholesale Trade

Customers Demand Change Too
Customers Demand Change Too
Billions of Dollars Contributed to U.S. GDP

# 2007

840
$1.69
$1.70
$1.56
$1.52
$1.53
$1.43
$1.38
728
504
Peer A
USAK
Peer B
Peer C
Peer D
Peer E
Peer Avg
Loaded RPM
Loaded LOH

The Market’s Affirmation
The Market’s Affirmation
Long-Haul Freight Ain’t What it Used to Be

Customers
“Big Boys” (provide broad bundle of TL services)
Everybody Else
Direct
Relationship
Control
Freight
Flexible Outsourced Capacity
Earn a return on every load without full capital risk
Disproportionate share of invested capital with
Insufficient returns
Customers Reward Service
Customers Reward Service

USA TRUCK

- *Update technology*
- *Improve safety performance*
- *Institutionalize cost discipline*

2. **Diversify Service Offerings**
   - *Enter intermodal market*
   - *Enter brokerage market*

VEVA* Strategic Plan
VEVA* Strategic Plan
Objective #1 Earn Cost of Capital
1. Rebuild Our Foundation • Fewer, more talented people

3. Regionalize Trucking Service • Build density in regional lanes • Improve pricing yield • Attract the right customers • Increase load “Velocity”
Objective #2 EBIT Growth
* Vision for Economic Value-Added

1. Rebuilding the Foundation
1. Rebuilding the Foundation
Significant Progress
	2011	2007	Practical Effect
Fewer, More Talented People: Drivers per non-driver	3.6	3.2	10% less headcount
Updated Technology: Core operating systems converted to TMW	100%	0%	Completed Paving the way to greater productivity
Improved Safety Performance: Insurance and claims expense as a % of base Trucking revenue	6.9%	9.4%	250 basis points of operating margin
Fixed Cost Discipline: Trucking fixed costs per truck per calendar day	$130	$133	0.6% CAGR despite intense inflationary pressures

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Percent of Base Revenue
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Combined Quarterly EBIT (000s)
2007
2008
2009
2010
1h2011
Trucking
SCS
Intermodal
SCS + IML EBIT

With an Emerging “Big Boy” Model
2. Diversify Service Offerings
2. Diversify Service Offerings

3. Regionalize Trucking Service
3. Regionalize Trucking Service
A 21st Century Freight Network - The Spider Web

3. Regionalize Trucking Service
3. Regionalize Trucking Service
Spinning the Spider Web
	2011	2007	Practical Effect
Build Density in Regional Lanes: % of loads in Spider Web	53%	< 30%	nearly Double
Build Density in Regional Lanes: Loaded Length-of-Haul	534	784	32% Reduction
Improve Pricing Yield: Base Trucking revenue per loaded mile	$1.66	$1.43	16% Improvement
Attract the Right Customers: % of revenue with “Core” Customers	33%	0% no strategy	Order From Chaos
Increase Load Velocity: Loads per Truck per Week	3.2	2.5	Better But Not Good Enough

USA TRUCK

Loads per Truck per Week
4.00
3.75
3.50
3.25
3.00
2.75
2.50
2.25
2.00
Loaded Miles per Trip
800
750
700
650
600
550
500
450
400
07
08
09
10
1h11
Velocity
LOH

Velocity - The Missing Link
3. Regionalize Trucking Service
3. Regionalize Trucking Service
Obstacles:
•Operational Execution
•Operating System Conversion
•Unmanned Tractors > 10%
Solutions:
•Debug New System Settings  (all
available resources allocated)
•100-Truck Fleet Reduction (during
3rd quarter)
•Fresh driver recruiting approach
(already hired outside help)
•Operational leadership, intensity
and “regional” know-how (David
Hartline hired August 1st)

Substantial
Operating Leverage

+

Solid Plan to
Unlock Leverage

+

Deeply Discounted
Stock Valuation

Why Invest In USA Truck?